Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Sterling Mining Company (the “Company”) on Form 10-Q for the quarter ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Raymond DeMotte, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

a. the Quarterly Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

b. the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Raymond DeMotte
Raymond DeMotte, President and Chief Executive Officer
August 14, 2006